UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2007

                         WESTERN ALLIANCE BANCORPORATION
             (Exact name of registrant as specified in its charter)

        Nevada                          001-32550                88-0365922
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)


                2700 West Sahara Avenue, Las Vegas, Nevada         89102
               (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (702) 248-4200

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 2.02. Results of Operations and Financial Condition.

On April 23, 2007, Western Alliance Bancorporation issued a press release describing its results of operations for the quarter ended March 31, 2007 and announcing the authorization of a share repurchase plan. That press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits. (c) Exhibits.


 Exhibit No.    Description
 -----------    -----------------------------------------------------
    99.1        Press Release dated April 23, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTERN ALLIANCE BANCORPORATION
                                        (Registrant)


                                        /s/ Dale Gibbons
                                        --------------------------------
                                        Dale Gibbons
                                        Executive Vice President and
                                        Chief Financial Officer


Date: April 23, 2007